UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21142

Eaton Vance Insured Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2006

Item 1. Reports to Stockholders

Annual Report September 30, 2006

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal

Insured California

Insured New York

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

TABLE OF CONTENTS

Management’s Discussion of Performance	2

Performance Information and Portfolio Composition

Insured Municipal Bond Fund	3
Insured California Municipal Bond Fund	4
Insured New York Municipal Bond Fund	5

Financial Statements	6

Federal Tax Information	33

Dividend Reinvestment Plan	34

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	36

Management and Organization	39

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

MANAGEMENT’S DISCUSSION OF PERFORMANCE

Eaton Vance Insured Municipal Bond Funds (the “Funds”) are designed to provide current income exempt from regular federal income tax, federal alternative minimum tax in state specific funds and state personal income taxes. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.

Economic and Market Conditions

Third quarter economic growth slowed to 1.6%, following the 2.6% growth rate achieved in the second quarter. With higher mortgage rates in the market, led largely by the persistent Federal Reserve (the “Fed”) tightening, the housing market continued to soften, with building permits and existing home sales leading the way. However, energy prices declined significantly in the quarter, somewhat offsetting the impact of a weakening housing market. The economy continued to create jobs over the period, with the unemployment rate standing at 4.6% as of September 30, 2006.

Inflation expectations moderated with the lower energy prices, although the core Consumer Price Index – measured on a year-over-year basis – has demonstrated a slow but steady rise. The Fed, which raised short-term rates 17 times since June 2004, is currently in a pausing mode, awaiting further economic inputs to determine the future direction of interest rate moves. At September 30, 2006, the Federal Funds rate stood at 5.25%.

Municipal market supply for the first half of the year was lower than that experienced in 2005. As a result, municipals have generally outperformed Treasury bonds for the year ended September 30, 2006, as demand has remained strong. At September 30, 2006, long-term AAA-rated, insured municipal bonds yielded 90% of U.S. Treasury bonds with similar maturities.*

For the year ended September 30, 2006, the Lehman Brothers Municipal Bond Index† (the “Index”), an unmanaged index of municipal bonds, posted a gain of 4.45%. For more information about each Fund’s performance and that of funds in the same Lipper Classification†, see the Performance Information and Portfolio Composition pages that follow.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. Given the flattening of the yield curve for other fixed-income securities over the past 18 months – with shorter-maturity yields rising more than longer-maturity yields – management felt that the long end of the municipal curve was a relatively attractive place to be positioned. However, given the leveraged nature of the Funds, rising short-term rates have increased the borrowing costs associated with the leverage. As borrowing costs have risen, the income generated by the Funds has declined. Please see the Performance Information and Portfolio Composition pages that follow for a description of each Fund’s leverage as of September 30, 2006.

Because of the mixed economic backdrop of contained inflation expectations, a weakened housing market and continued growth in the labor market, Fund management continued to maintain a somewhat cautious outlook on interest rates. In this environment, Fund management continued to focus on finding relative value within the marketplace – in issuer names, coupons, maturities and sectors. Relative value trading, which seeks to capitalize on undervalued securities, has enhanced the Funds’ returns during the period.

*                    Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are notnecessarily representative of a Fund’s yield.

†                     It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/06(1)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	7.32%
Life of Fund (8/30/02)	8.03

Average Annual Total Return (by net asset value)
One Year	10.21%
Life of Fund (8/30/02)	9.21

Market Yields

Market Yield(2)	5.07%
Taxable Equivalent Market Yield(3)	7.80

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	4.45%
Life of Fund (8/31/02)	4.72

Lipper Averages(5)

Lipper Insured Municipal Debt Funds (Leveraged) Classification - Average Annual Total Returns
One Year	5.12%
Life of Fund (8/31/02)	5.55

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution(6), (7)

By total investments

Fund Statistics(7)

• Number of Issues:	118
• Average Maturity:	28.7 years
• Average Effective Maturity:	11.9 years
• Duration:	7.7 years
• Average Rating:	AAA
• Average Call Protection:	9.1 years
• Average Dollar Price:	$92.99
• Leverage:*	35%

* The leverage amount is a percentage of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend per share of the fiscal year by the share price at the end of the period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unlever-aged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed end) contained 26 and 23 funds for the 1-year and Life-Of-Fund time periods, respectively. Lipper Averages are available as of month-end only

(6) As of 9/30/06. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) As of 9/30/06. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/06(1)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	12.58%
Life of Fund (8/30/02)	7.15

Average Annual Total Return (by net asset value)
One Year	9.85%
Life of Fund (8/30/02)	7.92

Market Yields

Market Yield(2)	5.01%
Taxable Equivalent Market Yield(3)	8.50

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
One Year	4.45%
Life of Fund (8/31/02)	4.72

Lipper Averages(5)

Lipper California Insured Municipal Debt Funds Classification - Average Annual Total Returns
One Year	5.80%
Life of Fund (8/31/02)	5.64

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Portfolio Manager: Cynthia J. Clemson

Rating Distribution(6), (7)

By total investments

Fund Statistics(7)

• Number of Issues:	92
• Average Maturity:	26.3 years
• Average Effective Maturity:	8.9 years
• Duration:	5.7 years
• Average Rating:	AAA
• Average Call Protection:	8.1 years
• Average Dollar Price:	$94.56
• Leverage:*	37%

* The leverage amount is a percentage of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend per share of the fiscal year by the share price at the end of the period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Insured Municipal Debt Funds Classification (closed end) contained 13 and 10 funds for the 1-year and Life-Of-Fund time periods, respectively. Lipper Averages are available as of month-end only.

(6) As of 9/30/06. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) As of 9/30/06. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance as of 9/30/06(1)

Average Annual Total Return (by share price, American Stock Exchange)
One Year	12.95%
Life of Fund (8/30/02)	6.72

Average Annual Total Return (by net asset value)
One Year	8.41%
Life of Fund (8/30/02)	7.58

Market Yields

Market Yield(2)	5.02	%(4)
Taxable Equivalent Market Yield(3)	8.37	(4)

Index Performance(5)

Lehman Brothers Municipal Bond Index- Average Annual Total Returns
One Year	4.45%
Life of Fund (8/31/02)	4.72

Lipper Averages(6)

Lipper New York Insured Municipal Debt Funds Classification - Average Annual Total Returns
One Year	4.88%
Life of Fund (8/31/02)	5.66

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution(7), (8)

By total investments

Fund Statistics(8)

• Number of Issues:	62
• Average Maturity:	27.0 years
• Average Effective Maturity:	8.5 years
• Duration:	5.9
• Average Rating:	AAA
• Average Call Protection:	8.4 years
• Average Dollar Price:	$97.35
• Leverage:*	37%

* The leverage amount is a percentage of the Fund’s total assets. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend per share of the fiscal year by the share price at the end of the fiscal year and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 40.01% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) The dividend declared on October 31, 2006 reflects a reduction of the monthly dividend of $0.001667 per share.

(5) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(6) The Lipper Averages are the average total returns at net asset value of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Insured Municipal Debt Funds Classification (closed end) contained 12 and 9 funds for the 1-year and Life-Of-Fund time periods, respectively. Lipper Averages are available as of month-end only.

(7) As of 9/30/06. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(8) As of 9/30/06. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Insured Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 160.2%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 1.0%
$10,300	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$10,673,066
		$10,673,066
Escrowed / Prerefunded — 0.2%
$1,885	New York City, NY, Prerefunded to 1/15/13, 5.25%, 1/15/33	$2,065,677
		$2,065,677
General Obligations — 7.7%
$28,400	California, 4.75%, 9/1/35	$28,862,920
12,500	California, 5.25%, 4/1/30	13,148,625
3,750	California, 5.25%, 4/1/34	3,998,737
13,250	California, 5.50%, 11/1/33	14,568,772
17,615	New York City, NY, 5.25%, 1/15/33	18,632,619
		$79,211,673
Hospital — 11.9%
$8,000	Brevard County, FL, Health Facilities Authority, (Health First, Inc.), 5.00%, 4/1/36	$8,250,320
10,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	10,342,300
16,375	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	16,860,519
27,150	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	28,623,973
1,225	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	1,260,831
2,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	2,662,487
2,500	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	2,623,300
6,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	6,663,822
2,600	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	2,781,844
1,995	Erie County, OH, Hospital Facilities, (Firelands Regional Medical Center), 5.00%, 8/15/36	2,067,299
6,080	Erie County, OH, Hospital Facilities, (Firelands Regional Medical Center), 5.25%, 8/15/46	6,379,744
3,900	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	4,101,084
5,525	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.375%, 11/15/35	5,820,477

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$5,880	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 4.75%, 2/15/34	$5,919,102
2,625	Indiana Health and Educational Facilities Authority, (Clarian Health Partners), 5.00%, 2/15/36	2,700,075
8,500	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	8,955,515
3,500	Michigan Hospital Finance Authority, (Henry Ford Health), 5.25%, 11/15/46	3,687,285
2,500	South Miami, FL, Health Facility Authority, (Baptist Health), 5.25%, 11/15/33	2,608,550
		$122,308,527
Insured-Education — 1.5%
$8,470	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	$8,463,139
6,455	University of California, (MBIA), 4.75%, 5/15/37	6,576,289
		$15,039,428
Insured-Electric Utilities — 15.7%
$13,000	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$13,929,760
21,355	Chelan County, WA, Public Utility District No. 1, (Columbia River), (MBIA), 0.00%, 6/1/27	8,398,067
18,815	Lincoln, NE, Electric System, (FSA), 4.75%, 9/1/35	19,177,753
2,625	Municipal Energy Agency, NE, (Power Supply System), (FSA), 5.00%, 4/1/36	2,735,119
18,240	Nebraska, NE, Public Power District, (FGIC), 4.75%, 1/1/35	18,671,194
7,600	Omaha, NE, Public Power District, (AMBAC), 5.00%, 2/1/49	7,942,304
22,150	Omaha, NE, Public Power District, (FGIC), 4.25%, 2/1/35	21,318,489
60,755	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/37	63,697,972
10,650	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/22	5,532,036
		$161,402,694
Insured-General Obligations — 25.9%
$3,975	Alvin, TX, Independent School District, (MBIA), 3.25%, 2/15/27	$3,318,926
60,000	California, (XLCA), 5.00%, 10/1/28	62,605,200
41,300	Chicago, IL, Board of Education, (FGIC), 0.00%, 12/1/21	21,402,073
24,000	Escondido, CA, (Election of 2004), (MBIA), 4.75%, 9/1/36	24,533,520
16,645	Frisco, TX, Independent School District, (FSA), 4.00%, 8/15/40	14,977,837

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$13,180	Georgia, (MBIA), 2.00%, 9/1/24	$9,372,166
20,425	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/21	10,982,727
50,650	Kane, Cook and Du Page Counties, IL, School District No. 46, (AMBAC), 0.00%, 1/1/22	25,919,631
7,500	Louisiana, (FSA), 4.25%, 5/1/25	7,297,500
8,600	North Las Vegas, NV, Wastewater Reclamation System, (MBIA), 4.25%, 10/1/33(1)	8,259,354
13,000	Philadelphia, PA, School District, (FGIC), 5.25%, 6/1/34	13,882,180
8,465	Phoenix, AZ, (AMBAC), 3.00%, 7/1/28	6,811,024
20,750	Schaumburg, IL, (FGIC), 5.00%, 12/1/38	21,660,717
21,300	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/25	9,347,292
21,125	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/26	8,836,376
21,070	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/27	8,397,238
21,510	Washington, (Motor Vehicle Fuel), (MBIA), 0.00%, 6/1/28	8,164,766
		$265,768,527
Insured-Hospital — 1.2%
$3,900	Connecticut Health and Educational Facility Authority, (Danbury Hospital), (AMBAC), 4.25%, 7/1/36	$3,783,702
8,245	Washington Health Care Facilities Authority, (Providence Health Care), (FGIC), 4.50%, 10/1/35	8,159,252
		$11,942,954
Insured-Industrial Development Revenue — 2.1%
$21,200	Monroe County, GA, Development Authority, (Georgia Power Co.), (AMBAC), Variable Rate, 4.90%, 7/1/36	$21,607,888
		$21,607,888
Insured-Lease Revenue / Certificates of Participation — 6.3%
$12,010	Anaheim, CA, Public Financing Authority Lease Revenue, (Public Improvements), (FSA), 5.00%, 3/1/37	$12,200,238
8,620	Jackson County, MO, Leasehold Revenue, (Truman Sports), (AMBAC), 4.50%, 12/1/31	8,643,964
42,795	San Jose, CA, Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	44,271,000
		$65,115,202
Insured-Other Revenue — 6.0%
$28,675	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$29,756,047

Principal Amount (000's omitted)	Security	Value
Insured-Other Revenue (continued)
30,000	Golden State Tobacco Securitization Corp., CA, (FGIC), 5.00%, 6/1/38	31,339,200
		$61,095,247
Insured-Private Education — 1.0%
$10,000	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	$10,590,300
		$10,590,300
Insured-Public Education — 1.2%
$12,995	University of Vermont and State Agricultural College, (MBIA), 4.00%, 10/1/35	$12,037,528
		$12,037,528
Insured-Sewer Revenue — 3.6%
$13,670	Chicago, IL, Wastewater Transmission, (MBIA), 0.00%, 1/1/23	$6,684,357
19,000	King County, WA, Sewer Revenue, (FGIC), 5.00%, 1/1/31	19,649,990
11,050	Marysville, OH, Wastewater Treatement System, (XLCA), 4.75%, 12/1/46	11,105,140
		$37,439,487
Insured-Special Tax Revenue — 9.8%
$10,000	Grand Forks, ND, Sales Tax Revenue, (Alerus Project), (MBIA), 4.50%, 12/15/29	$10,040,600
18,980	Houston, TX, Hotel Occupancy Tax, (AMBAC), 0.00%, 9/1/24	8,624,322
19,900	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	18,462,225
10,000	Metropolitan Transportation Authority, NY, Dedicated Tax Fund, (MBIA), 5.00%, 11/15/30	10,430,500
17,200	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	17,493,604
28,985	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	30,305,846
5,750	Phoenix, AZ, Civic Improvement Corp., (Civic Plaza Expansion Project), (FGIC), 4.25%, 7/1/30	5,610,908
		$100,968,005
Insured-Transportation — 33.8%
$6,000	Central, TX, Regional Mobility Authority, (FGIC), 5.00%, 1/1/45	$6,206,640
10,070	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/23	4,861,796
3,100	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/28	1,179,054

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$20,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	$20,811,800
10,200	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/21	5,343,372
10,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/24	4,528,000
20,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/24	9,056,000
17,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/25	7,337,540
25,000	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	5,003,250
10,810	Harris County, TX, Toll Road Senior Lien, (MBIA), 4.50%, 8/15/36(1)	10,660,822
34,915	Massachusetts Turnpike Authority, Metropolitan Highway System, (AMBAC), 5.00%, 1/1/39(2)	35,861,546
13,700	Newark, NJ, Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/37	14,330,474
4,590	North Texas Tollway Authority, (FSA), 4.50%, 1/1/38	4,495,354
24,665	Northwest Parkway Public Highway Authority, CO, (FSA), 5.25%, 6/15/41	26,335,314
9,650	Regional Transportation Authority, IL, (MBIA), 4.50%, 7/1/35(1)	9,580,134
75,000	San Joaquin Hills, CA, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/31	25,021,500
45,020	San Joaquin Hills, CA, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/26	19,149,257
87,045	San Joaquin Hills, CA, Transportation Corridor Agency, (Toll Road Bonds), (MBIA), 0.00%, 1/15/25	38,840,349
10,410	Tampa-Hillsborough County, FL, Expressway Authority, (AMBAC), 4.00%, 7/1/34	9,620,193
40,165	Texas Turnpike Authority, (AMBAC), 0.00%, 8/15/20	22,134,530
64,900	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42	66,843,755
		$347,200,680
Insured-Utilities — 0.5%
$5,000	Illinois Development Finance Authority, (Peoples Gas, Light and Coke), (AMBAC), 5.00%, 2/1/33	$5,176,700
		$5,176,700
Insured-Water and Sewer — 9.1%
$20,935	Birmingham, AL, Waterworks and Sewer Board, (MBIA), 5.00%, 1/1/37(2)	$21,770,725
11,020	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/31	10,946,827
9,455	East Baton Rouge, LA, Sewer Commission, (FSA), 4.50%, 2/1/36	9,310,528

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$4,100	Fort Lauderdale, FL, Water and Sewer, (MBIA), 4.25%, 9/1/33(1)	$3,962,568
8,500	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), (MBIA), 5.125%, 6/15/34	8,974,555
9,500	Palm Coast, FL, Utility System, (MBIA), 5.00%, 10/1/33	9,907,360
18,000	Tampa Bay, FL, Regional Water Supply Authority, (FGIC), 4.50%, 10/1/36(1)	17,868,060
10,000	West Palm Beach, FL, Utility System, (FGIC), 5.00%, 10/1/34	10,502,300
		$93,242,923
Insured-Water Revenue — 14.8%
$8,930	Albany, OR, Water Revenue, (FGIC), 5.00%, 8/1/33	$9,336,851
25,885	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39(3)	26,730,404
3,250	Baltimore, MD, (Water Projects), (FGIC), 5.125%, 7/1/42	3,424,168
61,585	Los Angeles, CA, Department of Water and Power, Water Revenue, (FGIC), 5.00%, 7/1/43	63,701,061
40,595	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	36,854,171
5,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/33	5,229,750
6,000	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36	6,268,320
700	Metropolitan Water District, Southern California, Water Resource, (MBIA), 5.00%, 7/1/37	712,775
		$152,257,500
Other Revenue — 3.8%
$38,175	Golden State Tobacco Securitization Corp., CA, 5.00%, 6/1/45	$39,158,388
		$39,158,388
Private Education — 0.3%
$3,195	Maryland Health and Higher Educational Facilities Authority, (Loyola College), 5.125%, 10/1/45	$3,334,781
		$3,334,781
Special Tax Revenue — 1.4%
$4,600	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	$4,835,198
1,750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	1,842,558
2,405	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/29	2,586,866
5,110	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/34	5,462,181
		$14,726,803

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Water and Sewer — 1.4%
$14,310	New York City, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.75%, 6/15/33	$14,661,597
		$14,661,597
Total Tax-Exempt Investments — 160.2% (identified cost $1,556,883,622)		$1,647,025,575
Other Assets, Less Liabilities — (2.5)%		$(26,016,299)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (57.7)%		$(592,650,473)
Net Assets Applicable to Common Shares — 100.0%		$1,028,358,803

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2006, 82.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 24.4% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 157.3%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 0.6%
$5,110	Foothill/Eastern, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/30	$1,836,176
		$1,836,176
General Obligations — 8.4%
$6,165	California, 4.75%, 6/1/35	$6,258,770
6,750	California, 5.25%, 4/1/30	7,100,257
3,250	California, 5.25%, 4/1/34	3,465,572
9,975	California, 5.50%, 11/1/33	10,967,812
		$27,792,411
Hospital — 11.4%
$2,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 7/1/23	$2,121,340
5,575	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	5,744,034
10,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	11,246,293
3,650	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	3,758,222
3,850	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	4,059,017
4,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	4,215,520
3,360	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	3,521,179
3,005	Washington Township Health Care District, 5.25%, 7/1/29	3,088,779
		$37,754,384
Insured-Electric Utilities — 3.0%
$4,000	Sacramento, Municipal Electric Utility District, (FSA), 5.00%, 8/15/28	$4,166,000
5,380	Sacramento, Municipal Electric Utility District, (MBIA), 5.00%, 8/15/28	5,620,863
		$9,786,863
Insured-Escrowed / Prerefunded — 8.0%
$7,250	California Infrastructure and Economic Development, (Bay Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28, 5.00%, 7/1/36	$8,152,770

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$12,650	California Infrastructure and Economic Development, (Bay Area Toll Bridges), Prerefunded to 1/1/28, (AMBAC), 5.00%, 7/1/33	$14,225,178
7,540	Foothill/Eastern, Transportation Corridor Agency, Escrowed to Maturity (FSA), 0.00%, 1/1/21	4,128,527
		$26,506,475
Insured-General Obligations — 30.0%
$2,840	Azusa, Unified School District, (FSA), 0.00%, 7/1/25	$1,241,733
3,290	Azusa, Unified School District, (FSA), 0.00%, 7/1/27	1,306,360
6,030	Burbank, Unified School District, (FGIC), 0.00%, 8/1/21	3,184,142
2,180	Ceres, Unified School District, (FGIC), 0.00%, 8/1/25	949,652
3,000	Chino Valley, Unified School District, (FSA), 5.00%, 8/1/26	3,153,060
10,600	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/33	2,635,478
25,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	5,878,750
7,725	Escondido, (Election of 2004), (MBIA), 4.75%, 9/1/36	7,896,727
6,555	Foothill-De Anza, Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/28	2,469,727
8,500	Foothill-De Anza, Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/29	3,048,865
8,865	Foothill-De Anza, Community College District, (Election of 1999), (FGIC), 0.00%, 8/1/30	3,033,160
2,300	Huntington Beach, City School District, (Election of 2004), (MBIA), 4.50%, 8/1/29	2,317,411
1,835	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/24	838,338
2,060	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/25	897,377
2,140	Huntington Beach, City School District, (FGIC), 0.00%, 8/1/26	888,549
2,000	Jurupa, Unified School District, (FGIC), 0.00%, 8/1/23	957,880
2,000	Jurupa, Unified School District, (FGIC), 0.00%, 8/1/26	830,420
2,235	Kings Canyon, Joint Unified School District, (FGIC), 0.00%, 8/1/25	973,611
10,000	Los Angeles, Unified School District, (Election of 1997), (MBIA), 5.125%, 1/1/27	10,567,400
3,225	Modesto, High School District, Stanislaus County, (FGIC), 0.00%, 8/1/24	1,473,374
5,000	Riverside, Unified School District, (FGIC), 5.00%, 2/1/27	5,235,900
10,000	San Diego, Unified School District, (FGIC), 0.00%, 7/1/22	5,052,800
10,000	San Diego, Unified School District, (FGIC), 0.00%, 7/1/23	4,806,900
8,000	San Juan, Unified School District, (FSA), 0.00%, 8/1/21	4,224,400
5,000	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/22	2,508,200

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$4,365	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/23	$2,082,978
3,955	San Mateo County, Community College District, (FGIC), 0.00%, 9/1/25	1,716,549
5,240	San Mateo, Union High School District, (FGIC), 0.00%, 9/1/21	2,757,078
2,740	Santa Ana, Unified School District, (MBIA), 5.00%, 8/1/32	2,849,710
2,500	Santa Barbara, High School District, (Election of 2000), (FSA), 4.50%, 8/1/25	2,544,600
5,915	Santa Clara, Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	5,914,645
3,825	Union Elementary School District, (FGIC), 0.00%, 9/1/24	1,741,102
3,000	Ventura County, Community College District, (MBIA), 5.00%, 8/1/27	3,151,230
		$99,128,106
Insured-Hospital — 6.1%
$19,495	California Health Facilities Financing Authority, (Sutter Health), (MBIA), 5.00%, 8/15/38	$20,009,668
		$20,009,668
Insured-Lease Revenue / Certificates of Participation — 21.0%
$2,000	Anaheim Public Financing Authority, (Public Improvements), (FSA), 0.00%, 9/1/30	$682,380
8,545	Anaheim, CA, Public Financing Authority Lease Revenue, (FSA), 0.00%, 9/1/29	3,056,290
30,000	Anaheim, Public Financing Authority Lease Revenue, (Public Improvements), (FSA), 5.00%, 3/1/37	30,475,200
5,000	Anaheim, Public Financing Authority Lease Revenue, (Public Improvements), (FSA), (AMT), 0.00%, 9/1/35	1,344,950
12,065	California Public Works Board Lease Revenue, (California Community College), (FGIC), 4.00%, 10/1/30	11,294,408
1,000	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27	1,043,870
15,000	San Jose, Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/37	15,517,350
5,850	Shasta, Joint Powers Financing Authority, (County Administration Building), (MBIA), 5.00%, 4/1/29	6,108,921
		$69,523,369

Principal Amount (000's omitted)	Security	Value
Insured-Other Revenue — 4.7%
$11,900	Golden State Tobacco Securitization Corp. (AGC), 5.00%, 6/1/45	$12,348,630
3,000	Golden State Tobacco Securitization Corp., (FGIC), 5.00%, 6/1/35	3,140,550
		$15,489,180
Insured-Private Education — 0.5%
$1,560	California Educational Facilities Authority, (St. Mary's College of California), (MBIA), 5.125%, 10/1/26	$1,659,356
		$1,659,356
Insured-Public Education — 9.1%
$1,000	California State University, (AMBAC), 5.125%, 11/1/26	$1,059,670
15,000	University of California, (FGIC), 5.125%, 9/1/30	15,661,800
12,965	University of California, General Revenues, (FGIC), 4.75%, 5/15/37	13,208,612
		$29,930,082
Insured-Sewer Revenue — 5.7%
$18,350	Livermore-Amador Valley, Water Management Agency, (AMBAC), 5.00%, 8/1/31	$18,989,865
		$18,989,865
Insured-Special Assessment Revenue — 5.6%
$1,800	Murrieta, Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	$1,880,802
7,000	Pomona, Public Financing Authority, (MBIA), 5.00%, 2/1/33	7,198,660
6,110	Santa Cruz County, Redevelopment Agency Tax, (MBIA), 5.00%, 9/1/35	6,398,575
3,000	Tustin, Unified School District, (FSA), 5.00%, 9/1/38	3,104,700
		$18,582,737
Insured-Special Tax Revenue — 7.9%
$2,500	North City, School Facility Financing Authority, (AMBAC), 0.00%, 9/1/26	$1,028,175
3,500	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/26	3,653,090
13,630	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	14,109,640
7,000	San Francisco, Bay Area Rapid Transportation District Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	7,349,930
		$26,140,835

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 8.7%
$5,000	Los Angeles County, Metropolitan Transportation Authority, (AMBAC), 4.50%, 7/1/32	$5,019,450
13,940	Sacramento County, Airport System, (FSA), 5.00%, 7/1/27	14,514,886
3,445	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/30	1,207,920
5,000	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/31	1,668,100
15,000	San Joaquin Hills, Transportation Corridor Agency, (MBIA), 0.00%, 1/15/26	6,380,250
		$28,790,606
Insured-Utilities — 4.6%
$14,750	Los Angeles, Department of Water and Power, (MBIA), 5.125%, 7/1/41	$15,282,770
		$15,282,770
Insured-Water and Sewer — 0.5%
$1,570	San Francisco, City and County Public Utilities Commission, (FSA), 4.50%, 11/1/31	$1,574,192
		$1,574,192
Insured-Water Revenue — 14.1%
$8,180	California Water Resource, (Central Valley), (FGIC), 5.00%, 12/1/29(1)	$8,543,356
950	Contra Costa, Water District, (FSA), 4.50%, 10/1/27	956,983
5,500	Contra Costa, Water District, (FSA), 4.50%, 10/1/31	5,518,315
2,000	East Bay, Municipal Utility District Water System, (MBIA), 5.00%, 6/1/26	2,086,080
9,000	Los Angeles, Department of Water and Power, Water Revenue, (FGIC), 5.00%, 7/1/43	9,309,240
10,000	Metropolitan Water District, (FGIC), 5.00%, 10/1/36	10,447,200
1,750	San Diego, (Water Utility Fund), (FGIC), 4.75%, 8/1/28	1,763,230
8,330	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	8,100,925
		$46,725,329
Lease Revenue / Certificates of Participation — 0.9%
$2,570	Sacramento, City Financing Authority, 5.40%, 11/1/20	$2,847,920
		$2,847,920

Principal Amount (000's omitted)	Security	Value
Water Revenue — 6.5%
$21,180	Southern California, Metropolitan Water District, 5.00%, 7/1/37	$21,558,698
		$21,558,698
Total Tax-Exempt Investments — 157.3% (identified cost $491,933,446)		$519,909,022
Other Assets, Less Liabilities — 1.7%		$5,612,596
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (59.0)%		$(195,057,154)
Net Assets Applicable to Common Shares — 100.0%		$330,464,464

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2006, 82.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.4% to 22.9% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 158.4%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 3.2%
$4,260	Long Island Power Authority Electric System Revenue, 5.00%, 12/1/35	$4,447,397
1,950	Long Island Power Authority Electric Systems Revenue, 5.00%, 9/1/27	2,037,438
1,000	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	1,054,820
		$7,539,655
Escrowed / Prerefunded — 0.2%
$195	New York City, Prerefunded to 1/15/13, 5.25%, 1/15/33	$213,691
360	New York City, Prerefunded to 6/1/12, 5.25%, 6/1/27	391,522
		$605,213
General Obligations — 4.2%
$1,500	New York, 5.25%, 1/15/28	$1,590,915
3,500	New York City, 5.25%, 8/15/26	3,752,630
2,715	New York City, 5.25%, 6/1/27	2,867,909
1,805	New York City, 5.25%, 1/15/33	1,909,275
		$10,120,729
Hospital — 1.0%
$640	New York Dormitory Authority Revenue, (Lenox Hill Hospital), 5.50%, 7/1/30	$663,059
1,750	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/34	1,815,852
		$2,478,911
Industrial Development Revenue — 2.9%
$6,800	New York City Industrial Development Agency, (Liberty-IAC/Interactive Corp.), 5.00%, 9/1/35	$6,924,712
		$6,924,712
Insured-Electric Utilities — 3.8%
$7,500	Long Island Power Authority, (AMBAC), 5.00%, 9/1/34	$7,873,725
2,785	Long Island Power Authority, (FSA), 0.00%, 6/1/28	1,124,193
		$8,997,918

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded — 7.4%
$18,335	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), Escrowed to Maturity, (MBIA), 0.00%, 7/1/28	$7,470,229
26,070	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), Escrowed to Maturity, (MBIA), 0.00%, 7/1/29	10,146,965
		$17,617,194
Insured-General Obligations — 2.9%
$1,750	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$1,824,095
2,700	Sachem Central School District, Holbrook, (MBIA), 5.00%, 10/15/26	2,853,252
2,085	Sachem Central School District, Holbrook, (MBIA), 5.00%, 10/15/28	2,199,425
		$6,876,772
Insured-Health Care Miscellaneous — 0.7%
$1,650	New York City Industrial Development Agency, (American National Red Cross), (AMBAC), 4.50%, 2/1/30	$1,653,036
		$1,653,036
Insured-Hospital — 14.2%
$15,500	New York City Health and Hospital Corp., (Health Systems), (AMBAC), 5.00%, 2/15/23	$16,355,290
10,000	New York Dormitory Authority, (Hospital Surgery), (MBIA), 5.00%, 2/1/38	10,187,300
6,800	New York Dormitory Authority, (Maimonides Medical Center), (MBIA), 5.00%, 8/1/33	7,138,912
		$33,681,502
Insured-Other Revenue — 12.3%
$5,535	New York City Cultural Resource Trust, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$5,770,071
2,000	New York City Cultural Resource Trust, (Wildlife Conservation Society), (FGIC), 5.00%, 2/1/34	2,094,000
11,000	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	11,200,530
2,500	New York City Industrial Development Agency, (Yankee Stadium), (FGIC), 4.50%, 3/1/39	2,495,675
7,500	New York City Industrial Development Agency, (Yankee Stadium), (MBIA), 4.75%, 3/1/46	7,636,425
		$29,196,701

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education — 24.9%
$4,000	Madison County Industrial Development Agency, (Colgate University), (MBIA), 5.00%, 7/1/39	$4,184,880
16,500	New York City Industrial Development Agency, (New York University), (AMBAC), 5.00%, 7/1/41	16,958,700
11,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	12,108,925
2,225	New York Dormitory Authority, (FIT Student Housing Corp.), (FGIC), 5.125%, 7/1/26	2,375,833
4,250	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/31	4,392,120
4,500	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/41	4,625,100
13,585	New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/32	14,449,414
		$59,094,972
Insured-Public Education — 3.0%
$7,000	New York Dormitory Authority, (University Educational Facility), (MBIA), 4.75%, 5/15/25	$7,060,200
		$7,060,200
Insured-Solid Waste — 2.0%
$1,790	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/21	$992,680
1,240	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/22	658,130
1,090	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/23	553,447
1,490	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/24	724,721
3,735	Ulster County, Resource Recovery Agency, Solid Waste System, (AMBAC), 0.00%, 3/1/25	1,743,050
		$4,672,028
Insured-Special Tax Revenue — 19.4%
$15,560	Metropolitan Transportation Authority, Petroleum Tax Fund, (FSA), 5.00%, 11/15/32(1)	$16,195,782
7,250	New York City Transitional Finance Authority, (Future Tax), (MBIA), 5.00%, 5/1/31	7,552,543
4,000	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	4,068,280
4,335	New York Convention Center Development Corp., (AMBAC), 5.00%, 11/15/44	4,532,546
3,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/36	778,590
4,430	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	1,097,754

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$35,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	$6,276,200
18,305	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	5,508,707
		$46,010,402
Insured-Transportation — 30.1%
$32,500	Metropolitan Transportation Authority, (FSA), 5.00%, 11/15/30	$34,028,150
11,500	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	12,039,005
24,600	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	25,605,156
		$71,672,311
Insured-Water and Sewer — 9.9%
$7,000	New York City Municipal Water Finance Authority, (AMBAC), 5.00%, 6/15/38	$7,284,620
10,000	New York City Municipal Water Finance Authority, Water and Sewer, (MBIA), 5.125%, 6/15/34	10,558,300
5,500	Niagara Falls Public Water Authority and Sewer System, (MBIA), 5.00%, 7/15/34	5,740,570
		$23,583,490
Lease Revenue / Certificates of Participation — 6.2%
$4,000	Metropolitan Transportation Authority, Lease Contract, 5.125%, 1/1/29	$4,220,640
10,000	New York Dormitory Authority, (North General Hospital), 5.00%, 2/15/25	10,440,200
		$14,660,840
Private Education — 2.1%
$150	Hempstead Industrial Development Agency, (Adelphi University), 5.00%, 10/1/35	$156,123
1,630	Madison County Industrial Development Agency, (Colgate University), 5.00%, 7/1/33	1,693,749
3,065	Rensselaer County Industrial Development Agency, (Rensselaer Polytech Institute), 5.125%, 8/1/27	3,160,965
		$5,010,837
Transportation — 6.4%
$14,500	Port Authority of New York and New Jersey, 5.00%, 9/1/38	$15,160,910
		$15,160,910

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Water Revenue — 1.6%
$3,750	New York State Environmental Facilities Corp., 4.50%, 6/15/36	$3,760,013
		$3,760,013
Total Tax-Exempt Investments — 158.4% (identified cost $356,349,858)		$376,378,346
Other Assets, Less Liabilities — 1.6%		$3,840,183
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (60.0)%		$(142,554,260)
Net Assets Applicable to Common Shares — 100.0%		$237,664,269

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2006, 82.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.2% to 34.0% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of September 30, 2006

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Assets
Investments —
Identified cost	$1,556,883,622	$491,933,446	$356,349,858
Unrealized appreciation	90,141,953	27,975,576	20,028,488
Investments, at value	$1,647,025,575	$519,909,022	$376,378,346
Cash	$—	$376,877	$—
Receivable for investments sold	15,122,891	—	—
Interest receivable	16,786,083	5,519,334	4,147,893
Total assets	$1,678,934,549	$525,805,233	$380,526,239
Liabilities
Payable for when-issued securities	$49,823,196	$—	$—
Due to custodian	7,418,747	—	90,367
Payable to affiliate for investment advisory fees	438,255	142,315	102,920
Accrued expenses	245,075	141,300	114,423
Total liabilities	$57,925,273	$283,615	$307,710
Auction preferred shares at liquidation value plus cumulative unpaid dividends	592,650,473	195,057,154	142,554,260
Net assets applicable to common shares	$1,028,358,803	$330,464,464	$237,664,269
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$646,382	$216,282	$156,981
Additional paid-in capital	912,421,604	305,163,036	221,346,825
Accumulated net realized gain (loss) (computed on the basis of identified cost)	29,213,685	(1,909,266)	(2,728,921)
Undistributed net investment income	1,808,914	528,201	253,842
Net unrealized appreciation (computed on the basis of identified cost)	84,268,218	26,466,211	18,635,542
Net assets applicable to common shares	$1,028,358,803	$330,464,464	$237,664,269
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	23,700	7,800	5,700
Common Shares Outstanding
	64,638,238	21,628,202	15,698,145
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$15.91	$15.28	$15.14

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Operations

For the Year Ended September 30, 2006

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Investment Income
Interest	$76,293,732	$24,657,811	$17,892,980
Total investment income	$76,293,732	$24,657,811	$17,892,980
Expenses
Investment adviser fee	$10,295,738	$3,350,943	$2,429,409
Trustees' fees and expenses	24,158	17,946	13,738
Custodian fee	684,992	248,546	198,391
Legal and accounting services	87,979	85,377	90,727
Printing and postage	80,251	34,183	33,483
Transfer and dividend disbursing agent fee	70,584	66,907	66,375
Preferred shares remarketing agent fee	1,481,243	487,501	356,251
Miscellaneous	162,296	79,638	48,595
Total expenses	$12,887,241	$4,371,041	$3,236,969
Deduct —
Reduction of custodian fee	$60,440	$26,801	$8,359
Reduction of investment adviser fee	5,068,672	1,649,713	1,196,017
Total expense reductions	$5,129,112	$1,676,514	$1,204,376
Net expenses	$7,758,129	$2,694,527	$2,032,593
Net investment income	$68,535,603	$21,963,284	$15,860,387
Realized and Unrealized Gain (Loss)
Net realized gain —
Investment transactions (identified cost basis)	$21,248,716	$4,106,291	$1,718,462
Financial futures contracts	28,233,489	7,785,235	5,246,278
Net realized gain	$49,482,205	$11,891,526	$6,964,740
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$11,272,805	$5,772,451	$3,046,809
Financial futures contracts	(15,895,100)	(4,823,937)	(3,295,612)
Net change in unrealized appreciation (depreciation)	$(4,622,295)	$948,514	$(248,803)
Net realized and unrealized gain	$44,859,910	$12,840,040	$6,715,937
Distributions to preferred shareholders From net investment income	$(17,430,699)	$(5,599,504)	$(4,204,905)
From net realized gain	(893,815)	—	—
Net increase in net assets from operations	$95,070,999	$29,203,820	$18,371,419

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2006

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$68,535,603	$21,963,284	$15,860,387
Net realized gain from investment transactions and financial futures contracts	49,482,205	11,891,526	6,964,740
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(4,622,295)	948,514	(248,803)
Distributions to preferred shareholders —
From net investment income	(17,430,699)	(5,599,504)	(4,204,905)
From net realized gain	$(893,815)	—	—
Net increase in net assets from operations	$95,070,999	$29,203,820	$18,371,419
Distributions to common shareholders —
From net investment income	$(52,576,179)	$(16,523,947)	$(11,867,735)
From net realized gain	$(4,466,196)	—	—
Total distributions to common shareholders	$(57,042,375)	$(16,523,947)	$(11,867,735)
Capital share transactions —
Reinvestment of distributions to common shareholders	$480,041	$—	$—
Net increase in net assets from capital share transactions	$480,041	$—	$—
Net increase in net assets	$38,508,665	$12,679,873	$6,503,684
Net Assets Applicable to Common Shares
At beginning of year	$989,850,138	$317,784,591	$231,160,585
At end of year	$1,028,358,803	$330,464,464	$237,664,269
Undistributed net investment income included in net assets applicable to common shares
At end of year	$1,808,914	$528,201	$253,842

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2005

Increase (Decrease) in Net Assets	Insured Municipal Fund	Insured California Fund	Insured New York Fund
From operations —
Net investment income	$68,447,409	$21,869,110	$15,736,294
Net realized loss from investment transactions and financial futures contracts	(10,136,706)	(5,857,486)	(3,736,753)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	49,361,030	15,434,121	9,072,211
Distributions to preferred shareholders —
From net investment income	(11,235,061)	(3,500,228)	(2,626,097)
Net increase in net assets from operations	$96,436,672	$27,945,517	$18,445,655
Distributions to common shareholders —
From net investment income	$(59,817,380)	$(18,438,043)	$(13,257,068)
Total distributions to common shareholders	$(59,817,380)	$(18,438,043)	$(13,257,068)
Net increase in net assets	$36,619,292	$9,507,474	$5,188,587
Net Assets Applicable to Common Shares
At beginning of year	$953,230,846	$308,277,117	$225,971,998
At end of year	$989,850,138	$317,784,591	$231,160,585
Undistributed net investment income included in net assets applicable to common shares
At end of year	$3,569,851	$844,809	$479,265

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year (Common shares)	$15.320	$14.750	$14.670	$14.810	$14.325	(3)
Income (loss) from operations
Net investment income	$1.060	$1.059	$1.084	$1.041	$0.040
Net realized and unrealized gain	0.696	0.611	0.043	0.009	0.454
Distributions to preferred shareholders From net investment income	(0.270)	(0.174)	(0.109)	(0.091)	—
From net realized gain	(0.014)	—	—	—	—
Total income from operations	$1.472	$1.496	$1.018	$0.959	$0.494
Less distributions to common shareholders
From net investment income	$(0.813)	$(0.926)	$(0.938)	$(0.908)	$—
From net realized gain	(0.069)	—	—	—	—
Total distributions to common shareholders	$(0.882)	$(0.926)	$(0.938)	$(0.908)	$—
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.007)	$(0.009)
Preferred Shares underwriting discounts	$—	$—	$—	$(0.184)	$—
Net asset value — End of year (Common shares)	$15.910	$15.320	$14.750	$14.670	$14.810
Market value — End of year (Common shares)	$15.220	$15.050	$13.950	$13.580	$15.000
Total Investment Return on Net Asset Value(4)	10.21%	10.70%	7.58%	5.67%	3.39	%(5)
Total Investment Return on Market Value(4)	7.32%	14.98%	9.91%	(3.42)%	4.71	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$1,028,359	$989,850	$953,231	$947,812	$934,619
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	0.79%	0.78%	0.77%	0.75%	0.48	%(7)
Expenses after custodian fee reduction(6)	0.78%	0.77%	0.77%	0.73%	0.46	%(7)
Net investment income(6)	6.91%	6.97%	7.41%	7.20%	3.20	%(7)
Portfolio Turnover	56%	51%	37%	63%	—

†  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average net assets applicable to common and preferred shares):
Expenses before custodian fee reduction(6)	0.49%	0.48%	0.47%	0.47%
Expenses after custodian fee reduction(6)	0.49%	0.48%	0.47%	0.46%
Net investment income(6)	4.33%	4.35%	4.56%	4.54%

Senior Securities:

Total preferred shares outstanding	23,700	23,700	23,700	23,700
Asset coverage per preferred share(8)	$68,397	$66,769	$65,233	$65,008
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year (Common shares)	$14.690	$14.250	$14.180	$14.760	$14.325	(3)
Income (loss) from operations
Net investment income	$1.015	$1.011	$1.033	$0.993	$0.031
Net realized and unrealized gain (loss)	0.598	0.444	0.021	(0.402)	0.420
Distributions to preferred shareholders From net investment income	(0.259)	(0.162)	(0.084)	(0.078)	—
Total income from operations	$1.354	$1.293	$0.970	$0.513	$0.451
Less distributions to common shareholders
From net investment income	$(0.764)	$(0.853)	$(0.900)	$(0.901)	$—
Total distributions to common shareholders	$(0.764)	$(0.853)	$(0.900)	$(0.901)	$—
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.011)	$(0.016)
Preferred Shares underwriting discounts	$—	$—	$—	$(0.181)	$—
Net asset value — End of year (Common shares)	$15.280	$14.690	$14.250	$14.180	$14.760
Market value — End of year (Common shares)	$14.840	$13.920	$13.730	$13.410	$15.000
Total Investment Return on Net Asset Value(5)	9.85%	9.58%	7.34%	2.58%	3.04	%(4)
Total Investment Return on Market Value(5)	12.58%	7.77%	9.36%	(4.54)%	4.71	%(4)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$330,464	$317,785	$308,277	$306,656	$311,634
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	0.85%	0.84%	0.83%	0.80%	0.61	%(7)
Expenses after custodian fee reduction(6)	0.84%	0.83%	0.83%	0.77%	0.59	%(7)
Net investment income(6)	6.85%	6.93%	7.23%	7.02%	2.54	%(7)
Portfolio Turnover	24%	16%	24%	38%	0%

†  The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average net assets applicable to common and preferred shares):

Expenses before custodian fee reduction(6)	0.53%	0.52%	0.51%	0.50%
Expenses after custodian fee reduction(6)	0.52%	0.51%	0.51%	0.48%
Net investment income(6)	4.26%	4.28%	4.43%	4.42%

Senior Securities:

Total preferred shares outstanding	7,800	7,800	7,800	7,800
Asset coverage per preferred share(8)	$67,375	$65,745	$64,524	$64,316
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)		2002(1)(2)
Net asset value — Beginning of year (Common shares)	$14.730	$14.390	$14.480	$14.690		$14.325	(3)
Income (loss) from operations
Net investment income	$1.010	$1.002	$1.019	$0.981		$0.028
Net realized and unrealized gain (loss)	0.424	0.349	(0.120)	(0.006	)(10)	0.358
Distributions to preferred shareholders From net investment income	(0.268)	(0.167)	(0.089)	(0.090)		—
Total income from operations	$1.166	$1.184	$0.810	$0.885		$0.386
Less distributions to common shareholders
From net investment income	$(0.756)	$(0.844)	$(0.900)	$(0.900)		$—
Total distributions to common shareholders	$(0.756)	$(0.844)	$(0.900)	$(0.900)		$—
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$—	$(0.013)		$(0.021)
Preferred Shares underwriting discounts	$—	$—	$—	$(0.182)		$—
Net asset value — End of year (Common shares)	$15.140	$14.730	$14.390	$14.480		$14.690
Market value — End of year (Common shares)	$14.650	$13.680	$13.860	$13.450		$15.060
Total Investment Return on Net Asset Value(4)	8.41%	8.77%	6.10%	5.09%		2.55	%(5)
Total Investment Return on Market Value(4)	12.95%	4.88%	10.02%	(4.78)%		5.13	%(5)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund
	Year Ended September 30,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$237,664	$231,161	$225,972	$227,266	$223,739
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	0.88%	0.87%	0.86%	0.83%	0.71	%(7)
Expenses after custodian fee reduction(6)	0.88%	0.86%	0.85%	0.79%	0.68	%(7)
Net investment income(6)	6.86%	6.81%	7.11%	6.83%	2.26	%(7)
Portfolio Turnover	14%	23%	33%	64%	8%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average net assets applicable to common and preferred shares):
Expenses before custodian fee reduction(6)	0.55%	0.54%	0.52%	0.52%
Expenses after custodian fee reduction(6)	0.54%	0.53%	0.52%	0.50%
Net investment income(6)	4.24%	4.21%	4.35%	4.31%
Senior Securities:
Total preferred shares outstanding	5,700	5,700	5,700	5,700
Asset coverage per preferred share(8)	$66,705	$65,560	$64,646	$64,884
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, August 30, 2002, to September 30, 2002.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

(10)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund (Insured Municipal Fund), Eaton Vance Insured California Municipal Bond Fund (Insured California Fund), and Eaton Vance Insured New York Municipal Bond Fund (Insured New York Fund), (individually each referred to as a Fund or collectively the Funds) are registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as non-diversified, closed-end management investment companies. The Insured Municipal Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 2, 2002. The Insured California Fund and the Insured New York Fund were organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated July 8, 2002. Each Fund's investment objective is to achieve current income exempt from regular federal income tax, including alternative minimum tax, and taxes in its specified state. Each Fund seeks to achieve its objective by investing primarily in high grade municipal obligations that are insured as to the timely payment of principal and interest.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on the commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and ask prices. Interest rate swaps are normally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Therefore, no provision for federal income or excise tax is necessary. At September 30, 2006, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Insured California Fund	$4,046,892	September 30, 2013
Insured New York Fund	4,149,516	September 30, 2013

In addition, each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income taxes when received by each Fund, as exempt-interest dividends.

D  Offering Costs — Costs incurred by the Funds in connection with the offerings of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Options on Futures Contracts — Upon the purchase of a put option on a financial futures contract

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

G  When-Issued and Delayed Delivery Transactions — The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

J  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Fund maintains with IBT. All credit balances, if any, used to reduce the Funds' custodian fees are reported as a reduction of expenses in the Statements of Operations.

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

  2  Auction Preferred Shares (APS)

Each Fund issued Auction Preferred Shares on October 29, 2002 in a public offering. The underwriting discounts and other offering costs were recorded as a reduction of the capital of the common shares of each Fund. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of each Fund's APS and generally have been reset every seven days thereafter by an auction, unless a special dividend period has been set. Each series within a Fund is identical in all respects to the other(s), except for the dates of reset for the dividend rates.

Auction Preferred Shares issued and outstanding as of September 30, 2006 and dividend rate ranges for the year ended September 30, 2006 are as indicated below:

Trust	Preferred Shares Issued and Outstanding	Dividends Rate Ranges
Insured Municipal Fund Series A	4,740	2.30% - 4.73%
Insured Municipal Fund Series B	4,740	0.80% - 4.00%
Insured Municipal Fund Series C	4,740	2.50% - 5.15%
Insured Municipal Fund Series D	4,740	2.30% - 4.00%
Insured Municipal Fund Series E	4,740	2.18% - 3.92%
Insured California Fund Series A	3,900	2.00% - 3.68%
Insured California Fund Series B	3,900	2.04% - 3.70%
Insured New York Fund Series A	2,850	2.25% - 3.73%
Insured New York Fund Series B	2,850	2.20% - 3.80%

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if any Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the Common Shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in each Fund's By-Laws and the Investment Company Act of 1940. Each Fund pays an annual fee equivalent to 0.25% of the preferred shares liquidation value for the remarketing efforts associated with the preferred auction.

  3  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income, after payments of any dividends on any outstanding APS. Distributions are recorded on the ex-dividend date. Distributions of realized capital gains, if any, are made at least annually. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for APS on September 30, 2006 are listed below. For the year ended September 30, 2006, the amount of dividends each Fund paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Fund	APS Dividend Rates as of September 30, 2006	Dividends Paid to Preferred Shareholders for the year ended September 30, 2006	Average APS Dividend Rates for the year ended September 30, 2006
Insured Municipal Fund Series A	3.45%	$3,644,554	3.08%
Insured Municipal Fund Series B	3.65%	$3,632,263	3.09%
Insured Municipal Fund Series C	3.55%	$3,738,878	3.18%
Insured Municipal Fund Series D	3.55%	$3,624,855	3.08%
Insured Municipal Fund Series E	3.45%	$3,683,964	3.14%
Insured California Fund Series A	3.65%	$2,735,290	2.81%
Insured California Fund Series B	3.40%	$2,864,214	2.94%
Insured New York Fund Series A	3.70%	$2,107,443	2.96%
Insured New York Fund Series B	3.10%	$2,097,462	2.94%

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of distributions paid for the years ended September 30, 2006 and September 30, 2005 was as follows:

Year Ended 9/30/06	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Distributions declared from:
Tax-exempt income	$70,006,636	$22,122,421	$16,072,640
Ordinary Income	$242	$1,030	$—
Long-Term Capital Gain	$5,360,011	$—	$—
Year Ended 9/30/05
Distributions declared from:
Tax-exempt income	$71,048,527	$21,938,271	$15,883,165
Ordinary Income	$3,914	$—	$—

During the year ended September 30, 2006, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities and market discount on disposal of securities:

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Increase (decrease): Paid in capital	$(31,673)	$—	$—
Accumulated net realized gain/(loss) on investments	$321,335	$156,441	$13,170
Accumulated undistributed income	$(289,662)	$(156,441)	$(13,170)

These changes had no effect on the net assets or net asset value per share of the Funds.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Insured Municipal Fund	Insured California Fund	Insured New York Fund
Undistributed income	$1,959,387	$585,355	$308,102
Undistributed Long-Term Capital Gains	$22,931,318	$—	$—
Capital loss carryforward	$—	$(4,046,892)	$(4,149,516)
Unrealized gain	$84,676,850	$27,094,472	$18,663,187
Other temporary differences	$5,723,262	$1,452,211	$1,338,688

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.65% of each Fund's average weekly gross assets, was earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. Except for Trustees of each Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. For the year ended September 30, 2006, the fee was equivalent to 0.65% of each Fund's average weekly gross assets and amounted to $10,295,738, $3,350,943, and $2,429,409 for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively. EVM also serves as the administrator of the Funds, but currently receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses in the amount of 0.32% of average weekly gross assets of each Fund during the first five full years of each Fund's operations, 0.24% of average weekly gross assets of each Fund in year six, 0.16% in year seven and 0.08% in year eight. For the year ended September 30, 2006, EVM contractually waived $5,068,672, $1,649,713 and $1,196,017 of its advisory fee for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

Certain officers and one Trustee of each Fund are officers of the above organization.

  5  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended September 30, 2006 were as follows:

Insured Municipal Fund
Purchases	$891,231,250
Sales	900,766,920
Insured California Fund
Purchases	$124,277,522
Sales	129,399,940
Insured New York Fund
Purchases	$53,169,375
Sales	66,533,358

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at September 30, 2006, as determined for Federal income tax purposes, were as follows:

Insured Municipal Fund
Aggregate Cost	$1,556,474,990
Gross unrealized appreciation	$91,571,197
Gross unrealized depreciation	(1,020,612)
Net unrealized appreciation	$90,550,585
Insured California Fund
Aggregate Cost	$491,305,185
Gross unrealized appreciation	$29,232,100
Gross unrealized depreciation	(628,263)
Net unrealized appreciation	$28,603,837
Insured New York Fund
Aggregate Cost	$356,322,211
Gross unrealized appreciation	$20,091,747
Gross unrealized depreciation	(35,612)
Net unrealized appreciation	$20,056,135

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  7  Shares of Beneficial Interest

Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares. For the year ended September 30, 2006 and the year ended September 30, 2005, there were no transactions in Fund shares for Insured California Fund and Insured New York Fund. The transactions for Insured Municipal Fund are as follows:

	Insured Municipal Fund
	Year Ended September 30,
	2006	2005
Shares issued pursuant to the Fund's dividend reinvestment plan	31,571	—
Net increase	31,571	—

  8  Financial Instruments

Each Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2006 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
Insured Municipal Fund	12/06	2,570 U.S. Treasury Bond	Short	$(283,010,327)	$(288,884,062)	$(5,873,735)
Insured California Fund	12/06	880 U.S. Treasury Bond	Short	$(97,408,135)	$(98,917,500)	$(1,509,365)
Insured New York Fund	12/06	576 U.S. Treasury Bond	Short	$(63,353,054)	$(64,746,000)	$(1,392,946)

At September 30, 2006, each Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

  9  Overdraft Advances

Pursuant to the custodian agreement between the Funds and IBT, IBT may in its discretion advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Fund's assets to the extent of any overdraft. At September 30, 2006, Insured Municipal Fund and Insured New York Municipal Fund had payments due to IBT pursuant to the foregoing arrangement of $7,418,747 and 90,367, respectively.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund and Eaton Vance Insured New York Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund ("the Funds") as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, August 30, 2002 to September 30, 2002. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at September 30, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Insured Municipal Bond Fund, Eaton Vance Insured California Municipal Bond Fund, and Eaton Vance Insured New York Municipal Bond Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and for the period from the start of business, August 30, 2002 to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2006

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

OTHER MATTERS (Unaudited)

Each Fund held its Annual Meeting of Shareholders on July 21, 2006. The following action was taken by the shareholders of each Fund:

Item 1: The election of William H. Park, Lynn A. Stout and Ralph F. Verni as Class I Trustees of the Fund for a three-year term expiring in 2009:

	Nominee for Class I Trustee Elected by All Shareholders William H. Park	Nominee for Class I Trustee Elected by All Shareholders Lynn A. Stout	Nominee for Class I Trustee Elected by All Shareholders Ralph F. Verni
Insured California Fund:
For	20,510,318	20,496,961	20,511,068
Withheld	210,970	220,106	210,220
Insured Municipal Fund:
For	61,536,700	61,515,707	61,524,660
Withheld	838,728	859,721	850,768
Insured New York Fund:
For	15,122,036	15,122,849	15,131,257
Withheld	249,656	248,843	240,435

Results are rounded to the nearest whole number.

Eaton Vance Insured Municipal Bond Funds as of September 30, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Insured Municipal Bond Fund	100.00%
Eaton Vance Insured California Municipal Bond Fund	100.00%
Eaton Vance Insured New York Municipal Bond Fund	100.00%

Capital Gains Dividends — The Eaton Vance Insured Municipal Bond Fund designates $5,360,011 as a capital gain dividend.

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Insured Municipal Bond Funds
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of September 30, 2006, our records indicate that there are 358, 75 and 81 registered shareholders for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively, and approximately 30,500, 7,800 and 6,900 shareholders owning the Fund shares in street name, such as through brokers, banks and financial intermediaries for Insured Municipal Fund, Insured California Fund and Insured New York Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

Eaton Vance Insured Municipal Bond Fund  EIM

Eaton Vance Insured California Municipal Bond Fund  EVM

Eaton Vance Insured New York Municipal Bond Fund  ENX

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Insured Municipal Bond Fund

•  Insured California Municipal Bond Fund

•  Insured New York Municipal Bond Fund

(the "Funds"), each with Eaton Vance Management (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year and three-year periods ended September 30, 2005 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by each Fund (referred to as "management fees").

As part of its review, the Board considered each Fund's management fee and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the adviser's profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance Insured Municipal Bond Fund (EIM), Eaton Vance Insured California Municipal Bond Fund (EVM), and Eaton Vance Insured New York Municipal Bond Fund (ENX), (the Funds) are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EV Management" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EV Management and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EV Management listed below.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Trustee until 2007. 3 years. Trustee and Vice President since 2002	Chairman and Chief Executive Officer of EVC, BMR, EV Management and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 167 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EV Management, EVC and EV, which are affiliates of each fund.	168	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	168	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Trustee until 2007. 3 years. Trustee since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	168	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	168	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2008. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	168	None

Eaton Vance Insured Municipal Bond Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer(A) 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	168	None

Lynn A. Stout 9/14/57	Trustee	Until 2009. 3 years. Trustee since 2002	Professor of Law, University of California at Los Angeles School of Law.	168	None

Ralph F. Verni 1/26/43	Trustee	Until 2009. 3 years. Trustee since 2005	Consultant and private investor.	168	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President of EVM and ENX; Vice President of EIM	President of EVM and ENX since 2005; Vice President of EIM since 2004(2)	Vice President of EV Management and BMR. Officer of 86 registered investment companies managed by EV Management or BMR.

Robert B. MacIntosh 1/22/57	President of EIM; Vice President of EVM and ENX	President of EIM since 2005; Vice President of EVM and ENX since 2002(2)	Vice President of EV Management and BMR. Officer of 86 registered investment companies managed by EV Management or BMR.

Craig R. Brandon 12/21/66	Vice President of ENX	Since 2005	Vice President of EV Management and BMR. Officer of 44 registered investment companies managed by EV Management or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EV Management and BMR. Officer of 168 registered investment companies managed by EV Management and BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EV Management, EVD, EV and EVC. Officer of 168 registered investment companies managed by EV Management or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EV Management and BMR. Officer of 168 registered investment companies managed by EV Management or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Clemson served as Vice President of EVM since 2002 and of ENX since 2004, Mr. MacIntosh served as Vice President of EIM since 2002 and Ms. Campbell served as Assistant Treasurer of all Funds since 2002.

(A)  APS Trustee.

Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond
Funds Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1453-11/06  CE-IMBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2005 and September 30, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	9/30/05	9/30/06

Audit Fees	$65,120	$67,720

Audit-Related Fees(1)	5,000	5,000

Tax Fees(2)	6,405	6,650

All Other Fees(3)	0	0

Total	$76,525	$79,370

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended September 30, 2005 and September 30, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	9/30/05	9/30/06

Registrant	$11,405	$11,650

Eaton Vance(1)	$223,443	$72,100

(1)  Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6.  Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Cynthia J. Clemson, Robert B. MacIntosh and Craig R. Brandon, respectively, are the portfolio managers of Eaton Vance Insured California Municipal Bond Fund, Eaton Vance Insured Municipal

Bond Fund and Eaton Vance Insured New York Municipal Bond Fund and are responsible for the overall and day-to-day management of each Fund’s investments.

Ms. Clemson has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. MacIntosh has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Insured California Municipal Bond Fund
Cynthia J. Clemson
Registered Investment Companies	12	$3,232.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Insured Municipal Bond Fund
Robert B. MacIntosh
Registered Investment Companies	12	$2,690.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	185	$163.4	0	$0

Insured New York Municipal Bond Fund
Craig R. Brandon
Registered Investment Companies	13	$1,474.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars.  For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of Equity Securities Owned in the Fund

Insured California
Cynthia J. Clemson	None

Insured Municipal
Robert B. MacIntosh	$50,001 - $100,000

Insured New York
Craig R. Brandon	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.  In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of

EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured Municipal Bond Fund

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	November 17, 2006

By:	/s/ Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	November 17, 2006